UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 14, 2025

___________________________________________________________________

COVENANT LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-42192	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy, Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVLG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 14, 2025, the Compensation Committee of the Board of Directors of Covenant Logistics Group, Inc., a Nevada corporation (the "Company"), approved a long-term cash incentive plan (the "2025 Long-Term Incentive Plan") in which the Company's named executive officers received the aggregate target award amounts as follows:

Named Executive Officer	Target Award Amount
David R. Parker	$2,500,000
M. Paul Bunn	$1,000,000
James "Tripp" Grant	$500,000
Dustin Koehl	$450,000
Joey Ballard	$400,000

These participants received Class A restricted stock units (“RSUs”) equivalent to the target award amount above, except the Compensation Committee decided to issue Mr. Parker’s award in cash given his significant stock holdings that align with stockholder value creation. The awards may be earned as follows: (A) one-fourth upon the Company’s attainment of a three-year cumulative adjusted earnings per share (“Adjusted EPS”) goal for the performance period ended December 31, 2028, (B) one-fourth upon the Company’s attainment of a three-year average annual return on invested capital (“ROIC”) goal for the performance period ended December 31, 2028, (C) one-sixth for continued service through July 1, 2026, (D) one-sixth for continued service through July 1, 2027, and (E) one-sixth for continued service through July 1, 2028. The portions of the award attributable to the Adjusted EPS and ROIC goals have a threshold payout of 50% of the target and a maximum payout of 200% of the target.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, was held on Wednesday May 14, 2025. Four proposals were voted on at the Annual Meeting. The proposals are described in detail in the Proxy Statement. The final results for the votes regarding each proposal are set forth below.

1.	The individuals listed below were elected to serve as directors of the Company until the next annual meeting of stockholders or until their successors are duly elected and qualified:
Nominee	For	Withheld	Broker Non-Votes
Dr. Benjamin S. Carson, Sr.	18,995,073	5,570,800	4,144,038
Joey B. Hogan	23,548,066	1,017,807	4,144,038
D. Michael Kramer	24,220,463	345,410	4,144,038
Bradley A. Moline	17,376,727	7,189,146	4,144,038
David R. Parker	23,629,790	936,083	4,144,038
Rachel Parker-Hatchett	23,550,161	1,015,712	4,144,038
Tracy L. Rosser	19,000,642	5,565,231	4,144,038
Herbert J. Schmidt	23,931,194	634,679	4,144,038
W. Miller Welborn	23,877,444	688,429	4,144,038

2.	The compensation of the Company’s named executive officers was approved, on an advisory and non-binding basis, as follows:
Votes For	Votes Against	Abstentions	Broker Non-Votes
24,403,988	74,685	87,200	4,144,038

3.	The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, was ratified as follows:
Votes For	Votes Against	Abstentions	Broker Non-Votes
28,410,455	288,620	10,836	-

4.
The amendment of the Company’s amended and restated articles of incorporation to increase in the same proportion the number of authorized shares of Class A common stock and Class B common stock, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,552,664	3,134,418	22,829	-

Item 8.01	Other Events.

On May 14, 2025 the Board declared a quarterly cash dividend of $0.07 per share of Class A and Class B common stock. The quarterly cash dividend is pursuant to a quarterly cash dividend program previously approved by the Board. The dividend is payable to stockholders of record on June 6, 2025, and is expected to be paid on June 27, 2025.

A copy of the press release announcing the declaration of dividends is attached to this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	99.1	Covenant Logistics Group, Inc. press release dated May 16, 2025, announcing the declaration of a quarterly cash dividend.
	104	Cover Page Interactive Data File.

The information Items 8.01 and 9.01 of this report and the exhibit hereto maybe considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. All statements, other than statements of historical or current fact, are statements that could be deemed forward-looking statements, including, without limitation, statements relating to our declaration of quarterly dividends. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. There can be no assurance that future dividends will be declared. The declaration of future dividends is subject to approval of our board of directors and various risks and uncertainties, including, but not limited to: our cash flow and cash needs; compliance with applicable law; restrictions on the payment of dividends under existing or future financing arrangements; changes in tax laws relating to corporate dividends; deterioration in our financial condition or results; and those risks, uncertainties, and other factors identified from time-to-time in our filings with the Securities and Exchange Commission. Please refer to the italicized paragraph at the end of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT LOGISTICS GROUP, INC.
(Registrant)

Date: May 16, 2025	By:	/s/ James S. Grant
James S. Grant
Executive Vice President and Chief Financial Officer